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                                                                   EXHIBIT 10.44




                              OMNIBUS AMENDMENT TO
                         RECEIVABLES TRANSFER AGREEMENT,
                         RECEIVABLES SALE AGREEMENT AND
                         RECEIVABLES PURCHASE AGREEMENT

                  This Omnibus Amendment to Receivables Transfer Agreement, Receivables Sale Agreement and Receivables Purchase Agreement (this
"Amendment") is entered into as of January 16, 2002 by and among (i) Bentley Mills, Inc., a Delaware corporation ("Bentley"), Chatham Marketing Co., a North Carolina corporation ("Chat ham"), Guilford of Maine Marketing Co., a Nevada corporation ("Guilford"), Intek Marketing Co., a Nevada corporation ("Intek"), Interface Americas, Inc., a Georgia corporation ("Interface Americas"), Interface Architectural Resources, Inc., a Michigan corporation ("Interface Architectural"), Interface Flooring Systems, Inc., a Georgia corporation ("Interface Flooring"), Pandel, Inc., a Georgia corporation ("Pandel"), and Toltec Fabrics, Inc., a Georgia corporation ("Toltec" and together with Bentley, Chatham, Guilford, Intek, Interface Americas, Interface Architectural, Interface Flooring and Pandel, the "Original Sellers" and, individually, an "Original Seller"), (ii) Interface, Inc., a Georgia corporation ("Interface"), (iii) Interface Securitization Corporation, a Delaware corporation ("SPV"), (iv) Jupiter Securitization Corporation ("Company") and (v) Bank One, NA (Main Office Chicago), as Agent and as a Financial Institution. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement (as defined below).

                             PRELIMINARY STATEMENTS

                  Each of the Original Sellers and Interface are party to a certain Receivables Transfer Agreement, dated as of December 19, 2000 and as amended, restated, supplemented or otherwise modified from time to time and in effect immediately prior to the date hereof (the "Transfer Agreement").

                  SPV and Interface are party to a certain Receivables Sale Agreement, dated as of December 19, 2000 and as amended, restated, supplemented or otherwise modified from time to time and in effect immediately prior to the date hereof (the "Sale Agreement").


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                  SPV, Interface, Company and Bank One, NA (Main Office Chicago)
are party to a certain Receivables Purchase Agreement, dated as of December 19, 2000 and as amended, restated, supplemented or otherwise modified from time to time and in effect immediately prior to the date hereof (the "Purchase Agreement").

                  Each the parties hereto desires to make certain amendments to the Transfer Agreement, the Sale Agreement and the Purchase Agreement, as applicable, as more fully described herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Amendments. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment:

                           (a)      Exhibit II to the Transfer Agreement is
hereby amended by adding the following address as a "Location of Records" for each of Pandel and Interface Architectural in such exhibit:

                              P.O. Box 1503
                              Orchard Hill Road
                              LaGrange, GA 30241

                           (b)      Exhibit III to the Transfer Agreement is
hereby amended by replacing the number "55-34811" in such exhibit with the number "51-34811".

                           (c)      Exhibit III to the Sale Agreement is hereby
amended by replacing the number "55-34811" in such exhibit with the number "51-34811".

                           (d)      Exhibit IV to the Purchase Agreement is
hereby amended by replacing the number "55-34811" in such exhibit with the number "51-34811".

                  2. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of December 19, 2000, upon the Agent's receipt of executed counter parts of this Amendment.


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                  3.       Effect of Amendments.

                           (a)      The amendments set forth herein are
effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Transfer Agreement, the Sale Agreement, the Purchase Agreement or of any other instrument or agreement referred to in any of the foregoing or (ii) prejudice any right or remedy that the Originator, SPV, any Financial Institution, the Company or the Agent may now have or may have in the future under or in connection with the Transfer Agreement, the Sale Agreement or the Purchase Agreement, each as amended hereby, or any other instrument or agreement referred to in any of the foregoing. Each reference in the Transfer Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Transfer Agreement" or "Receivables Transfer Agreement" shall mean the Transfer Agreement as amended hereby. Each reference in the Sale Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Sale Agreement" or "Receivables Sale Agreement" shall mean the Sale Agreement as amended hereby. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Purchase Agreement" or "Receivables Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Transfer Agreement, the Sale Agreement and the Purchase Agreement, as applicable, and except as herein amended, all terms, conditions, representations, warranties, covenants and agreements set forth in the Transfer Agreement, the Sale Agreement, the Purchase Agreement and each other instrument or agreement referred to in any of the foregoing are hereby ratified and confirmed and shall remain in full force and effect.

                           (b)      This Amendment is a Transaction Document
executed pursuant to each of the Transfer Agreement, the Sale Agreement and the Purchase Agreement, as applicable, and shall be construed, administered and applied in accordance with the terms and provisions of each of the Transfer Agreement, the Sale Agreement and the Purchase Agreement, as applicable.

                           (c)      Seller hereby agrees to pay all reasonable
costs, fees and expenses actually incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses actually incurred by counsel to the Agent and the Purchasers).


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                           (d)      This Amendment may be executed in any number
of counter parts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page hereto by facsimile shall be effective as delivery of an originally executed counterpart of this Amendment; provided that each party hereto agrees to deliver to the Agent originally executed counterparts of this Amendment on a timely basis.

                           (e)      Any provision contained in this Amendment
that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (f)      THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                            (Signature Pages Follow)

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

                                         BENTLEY MILLS, INC.

                                         By: /s/ Patrick C. Lynch
                                             ----------------------------------
                                             Name: Patrick C. Lynch
                                             Title: Vice President

                                         CHATHAM MARKETING CO.

                                         By: /s/ Patrick C. Lynch
                                             ----------------------------------
                                             Name: Patrick C. Lynch
                                             Title: Vice President

                                         GUILFORD OF MAINE MARKETING CO.

                                         By: /s/ Patrick C. Lynch
                                             ----------------------------------
                                             Name: Patrick C. Lynch
                                             Title: Vice President

                                         INTEK MARKETING CO.

                                         By: /s/ Patrick C. Lynch
                                             ----------------------------------
                                             Name: Patrick C. Lynch
                                             Title: Vice President

                                         INTERFACE AMERICAS, INC.

                                         By: /s/ Patrick C. Lynch
                                             ----------------------------------
                                             Name: Patrick C. Lynch
                                             Title: Vice President

                                         INTERFACE ARCHITECTURAL RESOURCES, INC.

                                         By: /s/ Patrick C. Lynch
                                             ----------------------------------
                                             Name: Patrick C. Lynch
                                             Title: Vice President

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                                           INTERFACE FLOORING SYSTEMS, INC.

                                           By: /s/ Patrick C. Lynch
                                               ---------------------------------
                                               Name: Patrick C. Lynch
                                               Title: Vice President

                                           PANDEL, INC.

                                           By: /s/ Patrick C. Lynch
                                               ---------------------------------
                                               Name: Patrick C. Lynch
                                               Title: Vice President

                                           TOLTEC FABRICS, INC.

                                           By: /s/ Patrick C. Lynch
                                               ---------------------------------
                                               Name: Patrick C. Lynch
                                               Title: Vice President

                                           INTERFACE, INC.

                                           By: /s/ Patrick C. Lynch
                                               ---------------------------------
                                               Name: Patrick C. Lynch
                                               Title: Vice President and CFO

                                           INTERFACE SECURITIZATION CORPORATION

                                           By: /s/ Patrick C. Lynch
                                               ---------------------------------
                                                Name: Patrick C. Lynch
                                                Title: Vice President, Treasurer
                                                         and Assistant Secretary


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                                          JUPITER SECURITIZATION CORPORATION

                                          By: /s/ Leo Loughead
                                             ---------------------------------
                                          Name: Leo Loughead
                                          Title: Authorized Signatory

                                          BANK ONE, NA (MAIN OFFICE CHICAGO)

                                          By: /s/ Leo Loughead
                                             ---------------------------------
                                          Name: Leo Loughead
                                          Title: Authorized Signatory




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